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                                                                   EXHIBIT 10.44

                                FIRST AMENDMENT
                                      TO
                              PURCHASE AGREEMENT

          First Amendment, dated as of April 8, 1998, by and among ROCKFORD LIMITED I, a New York corporation (the "Seller"), ROCKFORD INDUSTRIES, INC., a
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California corporation ("Rockford"), SUN AMERICA LIFE INSURANCE COMPANY, an
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Arizona corporation (the "Purchaser") and CHASE BANK OF TEXAS, N.A., f/k/a Texas
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Commerce Bank National Association (the "Trustee") to the Purchase Agreement,
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dated as of August 28, 1997, by and among the Seller, Rockford, Purchaser and
Trustee (as amended to date, the "Purchase Agreement"). Capitalized terms used
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in this Agreement, and not defined herein, shall have the respective definitions provided in the Purchase Agreement.

          The Seller, Rockford, Purchaser and Trustee agree that it is in their mutual interests to modify the Purchase Agreement as follows:

          NOW, THEREFORE, it is agreed:

I.             In Section 1.01 of the Purchase Agreement, the definition of
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"Deferred Lease" is hereby deleted in its entirety, and the two following new
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definitions are hereby added in its place:

          "Deferred A Lease" means any Lease Contract under which the
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     Lessee is not required to make any regular monthly equal or decreasing Scheduled Payment (or the monthly Scheduled Payments are each zero) for three months or less immediately following the commencement date of such Lease Contract; provided, however, that
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     once the regular monthly equal or decreasing Scheduled Payments become due and payable under such Lease Contract, such Lease Contract shall no longer constitute a Deferred A Lease.

          "Deferred B Lease" means any Lease Contract under which the
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     Lessee is not required to make any regular monthly equal or decreasing Scheduled Payment (or the monthly Scheduled Payments are each zero) for more than three months (but not more than six months) immediately following the commencement date of such Lease Contract; provided, however, that once the regular monthly
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     equal or decreasing Scheduled Payments become due and payable under such Lease Contract, such Lease Contract shall no longer constitute a Deferred B Lease.

I.             In Section 1.01 of the Purchase Agreement, the definition of
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"Step Lease" is hereby deleted in its entirety, and the two following new
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definitions are hereby added in its place:

          "Step A Lease" means any Lease Contract (other than a
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     Deferred A Lease or Deferred B Lease) under which the requirement that the Lessee make regular monthly equal or decreasing
     Scheduled Payments thereunder does not begin until the thirteenth
     (13th) month immediately following the commencement date of such Lease Contract; provided, however, that once the regular monthly
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     equal or decreasing Scheduled Payments become due and payable under such Lease Contract, such Lease Contract shall no longer constitute a Step A Lease.

          "Step B Lease" means any Lease Contract (other than a
           ------------
     Deferred A Lease or Deferred B Lease) under which the requirement that the Lessee make regular monthly equal or decreasing Scheduled Payments thereunder does not begin until the eighteenth
     (18th) month immediately following the commencement date of such Lease Contract; provided, however, that once the regular monthly
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     equal or decreasing Scheduled Payments become due and payable under such Lease Contract, such Lease Contract shall no longer constitute a Step B Lease.

I.                  Section 3.02(b) of the Purchase Agreement is amended by
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inserting the word "transferable" immediately after the word "any" and immediately before the word "computer", and by inserting the word "license" immediately after the word "software" and immediately before the word "included", without the deletion or modification of any other material.

I.                  Section 3.02(k) of the Purchase Agreement is hereby amended
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in its entirety to read as follows:

          "(k) Except as permitted by the following proviso, each Lease Contract is a lease contract having regular predetermined equal
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     or decreasing rental payments due on a monthly basis (without regard to any guaranteed purchase options of the respective Lessee), that are not subject to change based upon a fluctuating index or reference rate; provided, however, that: (i) not more
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     than 20% of the Aggregate Discounted Lease Contract Balance may
     be Deferred A Leases; (ii) not more than 15% of the Aggregate Discounted Lease Contract Balance may be Deferred B Leases; (iii) not more than 20% of the Aggregate Discounted Lease Contract Balance may be Step A Leases; (iv) not more than 10% of the Aggregate Discounted Lease Contract Balance may be Step B Leases;
     (v) not more than 10% of the Aggregate Discounted Lease Contract Balance may be Lease Contracts with regular Scheduled Payments due less frequently than a monthly basis but not less frequently than an annual basis; (vi) not more than 50% of the Aggregate Discounted Lease Contract Balance may be Deferred A Leases, Deferred B Leases, Step A Leases, Step B Leases and Lease Contracts described in clause (v) hereof; (vii) with respect to the Lease Contracts relating to any particular increase in the aggregate outstanding principal balance of the Class A Certificates and Class B Certificates, (A) the Aggregate Discounted Lease Contract Balance of all Deferred B Leases relating to such increase may not exceed 20% of the Aggregate Discounted Lease Contract Balance of all Lease Contracts relating to such increase, (B) the Aggregate Discounted Lease Contract Balance of all Deferred A Leases, Deferred B Leases, Step A Leases, Step B Leases and Lease Contracts described in clause (v) hereof, relating to such increase, may not exceed 50% of the Aggregate Discounted Lease Contract Balance of all Lease Contracts relating to such increase, (C) the Aggregate Discounted Lease Contract Balance of all Step A Leases and Step B Leases relating to such increase may not exceed 30% of the Aggregate Discounted Lease Contract Balance of all Lease Contracts relating to such increase, and (D) the Aggregate Discounted Lease Contract Balance of all Lease Contracts described in clause (v) hereof relating to such increase may not exceed 15% of the Aggregate Discounted Lease Contract Balance of all Lease Contracts relating to such increase; and (viii) not less than 80% of the Aggregate Discounted Lease Contract Balance shall consist of Lease Contracts (A) under which at least one Scheduled Payment (including, without limitation, any advance rental payment or other initial up-front payment, or any billed payment) has been made under such Lease Contract, in an
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     amount equal to the first "non-zero" payment thereunder, or (B)
     which are in a deferral period (i.e., the most recent regular Scheduled Payment thereunder is equal to zero)."

I.                  Section 3.02(t) of the Purchase Agreement is hereby amended
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in its entirety to read as follows:

          "(t) Each Lease Contract involves the lease of tangible personal property owned by Seller or the loan of money secured by a security interest in tangible personal property owned by the Lessee thereunder, except in the case of any transferable computer software license covered thereby, for which Seller's or such Lessee's interest is limited to a non-exclusive, transferable license."

I.                  The first sentence of Section 3.02(ee) of the Purchase
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Agreement is hereby amended in its entirety to read as follows:

          "(ee) Seller has good and legal title to each of the Lease Contracts and either has good and legal title to the related Equipment (except for any transferable computer software license included therein, for which Seller's interest is limited to a non-exclusive, transferable license) or a first priority security interest in such Equipment, in all cases free and clear of any encumbrances and adverse claims, except for the rights of the Lessees in and to the Equipment that are expressed in and under the Lease Contracts."

I.                  Section 3.02(tt) of the Purchase Agreement is hereby amended
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in its entirety to read as follows:

          "(tt) After the transfer of the Lease Receivable with respect to any Lease Contract to the Trust (and based upon the Discounted Lease Contract Balances): (i) the Lessees with respect to Equipment located in any single State will be obligated under Lease Contracts accounting for no more than 10% of the Aggregate Discounted Lease Contract Balance; provided, however, that
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     Lessees with respect to Equipment located in the States of
     California, New York, Florida or New Jersey, respectively, may in each case be obligated with respect to Lease Contracts accounting for no more than 25%, 20%, 15% and 15%, respectively, of the Aggregate Discounted Lease Contract
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     Balance; (ii) Lease Contracts with respect to Equipment which consists of computer hardware, transferable or non-transferable software licenses or peripherals, will account for no more than 30% of the Aggregate Discounted Lease Contract Balance; provided,
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     however, that such Lease Contracts with respect to Equipment
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     consisting solely of transferable or non-transferable software licenses will account for no more than 10% of the Aggregate Discounted Lease Contract Balance; and (iii) Lease Contracts with respect to Equipment sold by any one vendor will account for no more than 10% of the Aggregate Discounted Lease Contract Balance."

I. This Amendment may be executed in two or more counterparts which, taken together, shall constitute a single agreement binding upon the parties hereto. As hereby amended, the Purchase Agreement is ratified and affirmed by the Seller and the Purchaser, all effective as of the date hereof.


ROCKFORD INDUSTRIES, INC.,


By: ______________________
     Name:
     Title:


ROCKFORD LIMITED I,
     as Seller


By:_______________________
     Name:
     Title:


SUN AMERICA LIFE INSURANCE COMPANY,
     as Purchaser


By:_______________________
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     Name:
     Title:

(Signatures continued.)
(Signatures continued.)

CHASE BANK OF TEXAS, N.A.,
f/k/a Texas Commerce Bank National Association, as Trustee and Back-up Servicer


By: ______________________
     Name:
     Title:



AGREED AND ACCEPTED:
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CAPITAL MARKETS ASSURANCE CORPORATION


By: ______________________
     Name:
     Title: